                                    FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 30, 2001


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                            1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)
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Item 5. Other Events


1. On January 30, 2001, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the full year 2000 and for the 4th quarter. The entire text of that press release is being filed herewith and attached as exhibit 99.1.

2. Friedman, Billings, Ramsey Group, Inc., attaches herewith, as exhibit 99.2, Financial & Statistical Supplement - Operating Results, the financial schedule of its operating results for the 4th quarter 2000 and year-to-date 2000.


99.1 Press Release dated January 30, 2001.
99.2 Financial & Statistical Supplement - Operating Results.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Emanuel J. Friedman
Chairman and Co-Chief Executive Officer

      EX-99.1 PRESS RELEASE

             EXHIBIT 99.1






For Immediate Release
---------------------
Media Contact:  Michael W. Robinson (703)-312-1830 or mrobinson@fbr.com
                                                      -----------------
Investor Contact:  Kurt Harrington (703)-312-9647 or kharrington@fbr.com
                                                     -------------------



Note to Editors: ? pages of financial information follow this page.

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
            FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            Financial & Statistical Supplement - Operating Results (unaudited)
            (Dollars in thousands, except per share data)





      EX-99.2 Financial & Statistical Supplement - Operating Results (unaudited)

             EXHIBIT 99.2






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